UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 29, 2014

Taylor Capital Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-50034	36-4108550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9550 West Higgins Road, Rosemont, Illinois	60018
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (847) 653-7978

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On April 29, 2014, Taylor Capital Group, Inc. (the “Registrant”) issued a press release setting forth the Registrant’s financial results for the three month period ended March 31, 2014. A copy of the Registrant’s press release is attached as Exhibit 99.1 to this report, and the information contained therein is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Taylor Capital Group, Inc. First Quarter 2014 Earnings Release dated April 29, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 29, 2014

TAYLOR CAPITAL GROUP, INC.

By:	/s/ Randall T. Conte
Randall T. Conte
Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibits
99.1	Taylor Capital Group, Inc. First Quarter 2014 Earnings Release dated April 29, 2014.